VALUE-EQUITY                                 DELAWARE
                                             INVESTMENTS(R)
                                             -----------------------------------
                                             A MEMBER OF LINCOLN FINANCIAL GROUP


PROSPECTUS   FEBRUARY 28, 2006
--------------------------------------------------------------------------------
             DELAWARE BALANCED FUND
             CLASS A   o   CLASS B   o   CLASS C   o   CLASS R

















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND PROFILE                                     PAGE  2
Delaware Balanced Fund                                 2

HOW WE MANAGE THE FUND                           PAGE  5
Our investment strategies                              5
The securities we typically invest in                  6
The risks of investing in the Fund                     9
Disclosure of portfolio holdings information          10

WHO MANAGES THE FUND                             PAGE 11
Investment manager                                    11
Portfolio managers                                    11
Who's who?                                            13

ABOUT YOUR ACCOUNT                               PAGE 14
Investing in the Fund                                 14
  Choosing a share class                              14
  Dealer compensation                                 17
How to reduce your sales charge                       18
How to buy shares                                     22
Fair valuation                                        23
Retirement plans                                      23
How to redeem shares                                  24
Account minimums                                      25
Special services                                      26
Frequent trading of Fund shares                       28
Dividends, distributions and taxes                    30
Certain management considerations                     31

FINANCIAL HIGHLIGHTS                             PAGE 32

GLOSSARY                                         PAGE 37

ADDITIONAL INFORMATION                           PAGE 40

PROFILE: DELAWARE BALANCED FUND

WHAT IS THE FUND'S GOAL?
Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will generally invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities, including high-yield fixed-income securities. We invest in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a decline in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o  Investors with long-term financial goals.
o  Investors seeking stocks and bonds combined in a single investment.
o  Investors seeking modest quarterly income.
o  Investors seeking a measure of capital preservation.

WHO SHOULD NOT INVEST IN THE FUND
o  Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE BALANCED FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of the Class A, B, C and R shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any relevant expense caps in effect during these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Class A)

      1996        1997        1998        1999        2000        2001        2002        2003        2004        2005
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     13.94%      24.47%      17.40%      -7.98%      -2.77%      -7.62%     -15.82%     -18.52%       5.50%       3.76%

During the periods illustrated in this bar chart, Class A's highest quarterly return was 15.07% for the quarter ended December 31, 1998 and its lowest quarterly return was -16.52% for the quarter ended September 30, 2001.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                           10 YEARS OR
                                                             1 YEAR          5 YEARS        LIFETIME**
--------------------------------------------------------  ------------    ------------    ------------
Class A return before taxes                                      (2.21)%         (1.00)%         (3.55)%

Class A return after taxes on distributions                      (3.01)%         (1.59)%          1.77%

Class A return after taxes on distributions
 and sale of Fund shares                                         (1.44)%         (1.18)%          2.14%

Class B return before taxes*                                     (1.05)%         (1.02)%          3.51%

Class C return before taxes*                                      1.89%          (0.60)%          3.35%

Class R return before taxes                                       3.39%            N/A            6.63%

S&P 500(R)Index (reflects no deduction for fees,
 expenses or taxes)                                               4.91%           0.54%           9.07%

Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses or taxes)              2.43%           5.87%           6.16%

The Fund's returns above are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You should remember that, unlike the Fund, the indexes are unmanaged and do not include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to the Fund since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

 * Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns for Class B would be 2.95%, -0.60% and 3.51% for the one-year, five-year and 10-year periods, respectively. Returns for Class C would be 2.89%, -0.60% and 3.35% for the one-year, five-year and 10-year periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. The inception date for Class R shares of the Fund was June 2, 2003. The S&P 500 Index and Lehman Brothers Aggregate Bond Index returns are for Class A's ten-year period. The S&P 500 Index return for the Class R lifetime period was 12.40%. The Lehman Brothers Aggregate Bond Index return for the Class R lifetime period was 2.76%.

WHAT ARE THE FUND'S FEES AND EXPENSES?
SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

CLASS                                                     A               B               C               R
--------------------------------------------------   ------------    ------------    ------------    ------------
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                 5.75%           none            none            none

Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
  price or redemption price, whichever is lower              none(1)         4.00%(2)        1.00%(3)        none

Maximum sales charge (load) imposed on
 reinvested dividends                                        none            none            none            none

Redemption fees                                              none            none            none            none

Exchange fees                                                none            none            none            none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

CLASS                                                     A               B               C               R
--------------------------------------------------   ------------    ------------    ------------    ------------
Management fees                                              0.65%           0.65%           0.65%           0.65%

Distribution and service (12b-1) fees(4)                     0.26%(5)        1.00%           1.00%           0.60%(5)

Other expenses                                               0.33%           0.33%           0.33%           0.33%

Total annual fund operating expenses                         1.24%           1.98%           1.98%           1.58%

Fee waivers and payment(5)                                  (0.04)%           N/A             N/A           (0.10)%

Net expenses                                                 1.20%           1.98%           1.98%           1.48%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through ten. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(6)              A              B(7)            B(7)             C               C               R
-------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                (if redeemed)                   (if redeemed)
1 year          $         690   $         201   $         601   $         201   $         301   $         151
3 years         $         942   $         621   $         896   $         621   $         621   $         489
5 years         $       1,213   $       1,068   $       1,293   $       1,068   $       1,068   $         851
10 years        $       1,985   $       2,115   $       2,115   $       2,306   $       2,306   $       1,870

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for the Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10% of average daily net assets. Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets.
(5) The Fund's distributor has contracted to limit the Class A and Class R shares' 12b-1 fee through February 28, 2007 to no more than 0.25% and 0.50%, respectively, of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We seek capital appreciation by generally investing at least 25% of the Fund's net assets in equity securities of primarily large-capitalization companies that we believe have long-term capital appreciation potential. We will typically follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

o security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;

o  favorable earnings growth prospects;

o  expected above-average return on equity and dividend yield;

o  the financial condition of the issuer; and

o  various qualitative factors.

While our investment philosophy will typically be value-oriented, we also may invest in issues with growth characteristics during market cycles when growth stocks appear attractive.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities, corporate bonds and high-yield securities. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

              SECURITIES                            HOW WE USE THEM
--------------------------------------  ----------------------------------------
COMMON STOCKS: Securities that          Under normal circumstances, we generally
represent shares of ownership in a      invest at least 25% of the Fund's net
corporation. Stockholders participate   assets in common stocks.
in the corporation's profits and
losses, proportionate to the number of
shares they own.

CONVERTIBLE SECURITIES: Usually         The Fund may invest in convertible
preferred stocks or corporate bonds     securities; however, we will not invest
that can be exchanged for a set number  more than 10% of net assets in
of shares of common stock at a          convertible securities that are rated
predetermined price. These securities   below investment grade by a nationally
offer higher appreciation potential     recognized statistical ratings
than nonconvertible bonds and greater   organization (NRSRO) or in securities
income potential than nonconvertible    that are unrated but deemed equivalent
preferred stocks.                       to non-investment grade.

MORTGAGE-BACKED SECURITIES:             There is no limit on government-related
Fixed-income securities that represent  mortgage-backed securities or on fully
pools of mortgages, with investors      collateralized privately issued
receiving principal and interest        mortgage-backed securities.
payments as the underlying mortgage
loans are paid back. Many are issued    We may invest up to 20% of net assets in
and guaranteed against default by the   mortgage-backed securities issued by
U.S. government or its agencies or      private companies whether or not the
instrumentalities, such as the Federal  securities are 100% collateralized.
Home Loan Mortgage Corporation,         However, these securities must be rated
Federal National Mortgage Association   at the time of purchase in one of the
and the Government National Mortgage    four highest categories by an NRSRO. The
Association. Others are issued by       privately issued securities we invest in
private financial institutions, with    are either CMOs or REMICs (see below).
some fully collateralized by
certificates issued or guaranteed by
the U.S. government or its agencies or
instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS     See mortgage-backed securities above.
(CMOs) AND REAL ESTATE MORTGAGE
INVESTMENT CONDUITS (REMICs):
Privately issued mortgage-backed bonds
whose underlying value is the
mortgages that are grouped into
different pools according to their
maturity.

ASSET-BACKED SECURITIES: Bonds or       The Fund invests only in asset-backed
notes backed by accounts receivable     securities rated in one of the four
including home equity, automobile or    highest categories by an NRSRO.
credit loans.

CORPORATE BONDS: Debt obligations       We focus on bonds rated in one of the
issued by a corporation.                four highest categories by an NRSRO (or
                                        if unrated, deemed equivalent), with
                                        maturities between one and 30 years.

              SECURITIES                            HOW WE USE THEM
--------------------------------------  ----------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt        The Fund may invest up to 20% of net
obligations issued by a corporation     fixed-income assets in high-yield
and rated lower than investment grade   corporate bonds. Emphasis is typically
by an NRSRO such as S&P or Moody's.     on those rated BB or Ba by an NRSRO.
High-yield bonds, also known as "junk
bonds," are issued by corporations      We carefully evaluate an individual
that have lower credit quality and may  company's financial situation, its have difficulty repaying principal and  management, the prospects for its
interest.                               industry and the technical factors
                                        related to its bond offering. Our goal
                                        is to identify those companies that we
                                        believe will be able to repay their debt obligations in spite of poor ratings.
                                        The Fund may invest in unrated bonds if
                                        we believe their credit quality is
                                        comparable to the rated bonds we are
                                        permitted to invest in. Unrated bonds
                                        may be more speculative in nature than
                                        rated bonds.

REPURCHASE AGREEMENTS: An agreement     Typically, we use repurchase agreements
between a buyer of securities, such as  as a short-term investment for the
the Fund, and a seller of securities,   Fund's cash position. In order to enter
in which the seller agrees to buy the   into these repurchase agreements, the
securities back within a specified      Fund must have collateral of 102% of the
time at the same price the buyer paid   repurchase price. The Fund may not have
for them, plus an amount equal to an    more than 10% of its net assets in
agreed upon interest rate. Repurchase   repurchase agreements with maturities of
agreements are often viewed as          over seven days. The Fund will only
equivalent to cash.                     enter into repurchase agreements in
                                        which the collateral is comprised of
                                        U.S. government securities.

AMERICAN DEPOSITARY RECEIPTS (ADRs):    We may invest without limitation in
ADRs are issued by a U.S. bank and      ADRs.
represent the bank's holdings of a
stated number of shares of a foreign
corporation. An ADR entitles the
holder to all dividends and capital
gains earned by the underlying foreign
shares. ADRs are typically bought and
sold on U.S. securities exchanges in
the same way as other U.S. securities.

OPTIONS AND FUTURES: Options represent  At times when we anticipate adverse a right to buy or sell a security or a  conditions, we may want to protect gains
group of securities at an agreed upon   on securities without actually selling
price at a future date. The purchaser   them. We might buy or sell options or
of an option may or may not choose to   futures to neutralize the effect of any
go through with the transaction. The    price declines, without buying or
seller of an option, however, must go   selling a security, or as a hedge
through with the transaction if its     against changes in interest rates. We
purchaser exercises the option.         might also use options or futures to
                                        gain exposure to a particular market
Futures contracts are agreements for    segment without purchasing individual
the purchase or sale of a security or   securities in that segment or to earn
a group of securities at a specified    additional income for the Fund.
price, on a specified date. Unlike
purchasing an option, a futures         Use of these strategies can increase the
contract must be executed unless it is  operating costs of the Fund and can lead
sold before the settlement date.        to loss of principal.

Options and futures are generally
considered to be derivative
securities.

RESTRICTED SECURITIES: Privately        We may invest in privately placed
placed securities whose resale is       securities including those that are
restricted under U.S. securities laws.  eligible for resale only among certain institutional buyers without
                                        registration, commonly known as "Rule
                                        144A Securities." Restricted securities
                                        that are determined to be illiquid may
                                        not exceed the Fund's 10% limit on
                                        illiquid securities, which is described
                                        below.

              SECURITIES                            HOW WE USE THEM
--------------------------------------  ----------------------------------------
INTEREST RATE SWAP, INDEX SWAP AND      We may use interest rate swaps to adjust
CREDIT DEFAULT SWAP AGREEMENTS: In an   the Fund's sensitivity to interest rates
interest rate swap, a fund receives     or to hedge against changes in interest
payments from another party based on a rates. Index swaps may be used to gain variable or floating interest rate, in exposure to markets that the Fund
return for making payments based on a   invests in, such as the corporate bond
fixed interest rate. An interest rate   market. We may also use index swaps as a
swap can also work in reverse with a    substitute for futures or options
fund receiving payments based on a      contracts if such contracts are not
fixed interest rate and making          directly available to the Fund on
payments based on a variable or         favorable terms. We may enter into
floating interest rate. In an index     credit default swaps in order to hedge
swap, a fund receives gains or incurs   against a credit event, to enhance total
losses based on the total return of a   return or to gain exposure to certain
specified index, in exchange for        securities or markets.
making interest payments to another
party. An index swap can also work in
reverse with a fund receiving interest
payments from another party in
exchange for movements in the total
return of a specified index. In a
credit default swap, a fund may
transfer the financial risk of a
credit event occurring (a bond
default, bankruptcy, restructuring,
etc.) on a particular security or
basket of securities to another party
by paying that party a periodic
premium; likewise, a fund may assume
the financial risk of a credit event
occurring on a particular security or
basket of securities in exchange for
receiving premium payments from
another party. Interest rate swaps,
index swaps and credit default swaps
may be considered to be illiquid.

ILLIQUID SECURITIES: Securities that    We may invest up to 10% of the Fund's
do not have a ready market, and cannot  net assets in illiquid securities.
be easily sold within seven days at
approximately the price at which a
fund has valued them.

The Fund may also invest in other securities, including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information (SAI) for additional information on these securities as well as those listed in the table above.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. These transactions may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

TEMPORARY DEFENSIVE POSITIONS
In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds such instruments, the Fund may be unable to achieve its investment objective.

PORTFOLIO TURNOVER
It is possible that the Fund's portfolio turnover rate will exceed 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

                 RISKS                        HOW WE STRIVE TO MANAGE THEM
--------------------------------------  ----------------------------------------
MARKET RISK is the risk that all or a   We maintain a long-term investment
majority of the securities in a         approach and focus on securities we
certain market -- like the stock or     believe can appreciate over an extended
bond market -- will decline in value    time frame regardless of interim market
because of factors such as economic     fluctuations. We do not try to predict
conditions, future expectations or      overall market movements. Although we
investor confidence.                    may hold securities for any amount of
                                        time, we generally do not trade for
Index swaps are subject to the same     short-term purposes.
market risks as the investment market
or sector that the index represents.    We diversify the Fund's assets among two
Depending on the actual movements of    major categories of investments - stocks
the index and how well the portfolio    and bonds - which tend to increase and
manager forecasts those movements, a    decline in value in different economic
fund could experience a higher or       or investment conditions.
lower return than anticipated.
                                        In evaluating the use of an index swap,
                                        we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to represent.

INDUSTRY AND SECURITY RISK: Industry    We limit the amount of the Fund's assets
risk is the risk that the value of      invested in any one industry and in any
securities in a particular industry     individual security. We also follow a
will decline because of changing        rigorous selection process before
expectations for the performance of     choosing securities and continually
that industry.                          monitor them while they remain in the
                                        portfolio.
Securities risk is the risk that the
value of an individual stock or bond
will decline because of changing
expectations for the performance of
the individual company issuing the
stock or bond.

INTEREST RATE RISK is the risk that     We do not try to increase return by
securities, particularly bonds with     predicting and aggressively capitalizing
longer maturities, will decrease in     on interest rate moves. Instead, we aim
value if interest rates rise.           to keep the interest rate risk similar
                                        to the Lehman Brothers Aggregate Bond
Swaps may be particularly sensitive to  Index.
interest rate changes. Depending on
the actual movements of interest rates  We will not invest in swaps with
and how well the portfolio manager      maturities of more than two years. Each
anticipates them, a fund could          business day we will calculate the
experience a higher or lower return     amount the Fund must pay for swaps it
than anticipated.                       holds and will segregate cash or other
                                        liquid securities to cover that amount.

                 RISKS                        HOW WE STRIVE TO MANAGE THEM
--------------------------------------  ----------------------------------------
CREDIT RISK is the risk that there is   Our careful, credit-oriented bond
the possibility that a bond's issuer    selection and our commitment to hold a
will be unable to make timely payments  diversified selection of high-yield
of interest and principal.              bonds are designed to manage this risk.
                                        We will limit the Fund's investments in
Investing in so-called "junk" or        high-yield bonds to 20% of the Fund's
"high-yield" bonds entails the risk of  net assets allocated to fixed-income
principal loss, which may be greater    securities (typically no more than 8% of
than the risk involved in investment    the Fund's aggregate net assets).
grade bonds. High-yield bonds are
sometimes issued by companies whose
earnings at the time of issuance are
less than the projected debt service
on the junk bonds.

FOREIGN RISK is the risk that foreign   We typically invest only a small portion
securities may be adversely affected    of the Fund's portfolio in foreign
by political instability, changes in    securities. When we do purchase foreign
currency exchange rates, foreign        securities, they are often denominated
economic conditions or inadequate       in U.S. dollars. We also tend to avoid
regulatory and accounting standards.    markets where we believe accounting
                                        principles or the regulatory structure
                                        are underdeveloped.

LIQUIDITY RISK is the possibility that  We limit exposure to illiquid securities
securities cannot be readily sold       to no more than 10% of the Fund's net
within seven days at approximately the  assets.
price that a fund values them.
                                        Swap agreements will be treated as
                                        illiquid securities, but swap dealers
                                        may be willing to repurchase interest
                                        rate swaps.

FUTURES AND OPTIONS RISK is the         We will buy and sell options and futures
possibility that a fund may experience  for defensive purposes, such as to
a significant loss if it employs an     protect gains in the portfolio without
options or futures strategy related to  actually selling a security, to
a security or a market index and that   neutralize the impact of interest rate
security or index moves in the          changes or to earn additional income. We
opposite direction from what the        will not use futures and options for
portfolio manager anticipated. Futures  speculative reasons or in an effort to
and options also involve additional     enhance return.
expenses, which could reduce any
benefit or increase any loss to a fund
from using the strategy.

DERIVATIVES RISK is the possibility     We will use derivatives for defensive
that a fund may experience a            purposes, such as to protect gains or
significant loss if it employs a        hedge against potential losses in the
derivatives strategy (including a       portfolio without actually selling a
strategy involving swaps such as        security, to neutralize the impact of
interest rate swaps, index swaps and    interest rate changes, to affect
credit default swaps) related to a      diversification or to earn additional
security or a securities index and      income. We will not use derivatives for
that security or index moves in the     reasons inconsistent with our investment
opposite direction from what the        objectives.
portfolio manager had anticipated.
Another risk of derivative
transactions is the creditworthiness
of the counterparty because the
transaction depends on the willingness
and ability of the counterparty to
fulfill its contractual obligations.
Derivatives also involve additional
expenses, which could reduce any
benefit or increase any loss to a fund
from using the strategy.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid an aggregate fee of 0.65% of the Fund average daily net assets for the last fiscal year.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005.

PORTFOLIO MANAGERS
D. TYSEN NUTT, JR., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Messrs. Nutt, Irving, Lombardi and Vogel assumed responsibility for the Fund in February 2005.

Paul Grillo, Stephen R. Cianci and Timothy L. Rabe have primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund. Messrs. Grillo and Cianci have been co-managing the fixed-income portion of the Fund since April 2000. Mr. Rabe assumed responsibility for the Fund in February 2005.

D. TYSEN NUTT, JR., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the CFA Institute.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989 to 1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993 to 1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. Mr. Lombardi is a CFA charterholder.

ROBERT A. VOGEL, JR., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland, earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a CFA charterholder.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

The SAI for the Fund provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                   BOARD OF
                                   TRUSTEES
INVESTMENT MANAGER                                      CUSTODIAN
Delaware Management Company        THE FUND             JPMorgan Chase Bank
2005 Market Street                                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                             Brooklyn, NY 11245

                    DISTRIBUTOR                   SERVICE AGENT
PORTFOLIO MANAGER   Delaware Distributors, L.P.   Delaware Service Company, Inc.
(see page 11 for    2005 Market Street            2005 Market
details)            Philadelphia, PA 19103-7094   Street
                                                  Philadelphia, PA 19103-7094

                    FINANCIAL INTERMEDIARY WHOLESALER
                    Lincoln Financial Distributors, Inc.
                    2001 Market Street
                    Philadelphia, PA 19103-7055

                                 FINANCIAL ADVISORS

                                    SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware Balanced Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS  A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

o    If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reductions in sales charges and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently, waived not to exceed 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares. See "Dealer compensation" below for further information.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

CLASS A SALES CHARGES
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary depending on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

                                      SALES CHARGE AS %     SALES CHARGE AS %
      AMOUNT OF PURCHASE             OF OFFERING PRICE    OF NET AMOUNT INVESTED
---------------------------------   -------------------   ----------------------
      Less than $50,000                   5.75%                   6.54%

 $50,000 but less than $100,000           4.75%                   5.41%

$100,000 but less than $250,000           3.75%                   4.31%

$250,000 but less than $500,000           2.50%                   3.00%

$500,000 but less than $1 million         2.00%                   2.44%

      $1 million or more             None (Limited CDSC      None (Limited CDSC
                                        may apply)*             may apply)*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o In determining whether the contingent deferred sales charge applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges - Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently, waived not to exceed 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o In determining whether the contingent deferred sales charge applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges - Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently, waived not to exceed 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans that were previously maintained on Delaware's retirement record keeping system or maintained on BISYS's retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP/IRA's, SAR/IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES - CLASS B AND CLASS C Contingent deferred sales charges are charged as a percentage of the dollar amount subject to the contingent deferred sales charge. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No contingent deferred sales charges will be imposed on increases in net asset value above the initial purchase price, nor will a contingent deferred sales charge be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER COMPENSATION
Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                           CLASS A(1)   CLASS B(2)   CLASS C(3)   CLASS R(4)
                                           ----------   ----------   ----------   ----------
COMMISSION (%)                                      -         4.00%        1.00%           -

Investment less than $50,000                     5.00%           -            -            -

$50,000 but less than $100,000                   4.00%           -            -            -

$100,000 but less than $250,000                  3.00%           -            -            -

$250,000 but less than $500,000                  2.00%           -            -            -

$500,000 but less than $1,000,000                1.60%           -            -            -

$1,000,000 but less than $5,000,000              1.00%           -            -            -

$5,000,000 but less than $25,000,000             0.50%           -            -            -

$25,000,000 or more                              0.25%           -            -            -

12b-1 FEE TO DEALER                              0.30%        0.25%        1.00%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992, a lesser amount may be paid. The maximum 12b-1 fee applicable to Class A shares is 0.30%. However, the Distributor has contracted to limit this amount to 0.25% through February 28, 2007.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% through February 28, 2007. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although the current rate is 0.50%.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the name of qualifying family members and their holdings. Class R shares have no up-front sales charge. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced initial sales charge.

                                                                                         SHARE CLASS
                                                            ------------------------------------------------------------------
         PROGRAM                     HOW IT WORKS                 A                      B                         C
-----------------------------   -------------------------   ---------------  -------------------------  ----------------------
Letter of Intent                Through a Letter of               X          Although the Letter of Intent and Rights of
                                Intent you agree to                          Accumulation do not apply to the pu rchase of
                                invest a certain amount                      Class B and Class C shares, you can combine
                                in Delaware Investments                      your purchase of Class A shares with your
                                Funds (except money                          purchase of Class B and Class C shares to
                                market funds with no                         fulfill your Letter of Intent or qualify for
                                sales charge) over a                         Rights of Accumulation.
                                13-month period to
                                qualify for reduced
                                front-end sales charges.

Rights of Accumulation          You can combine your              X
                                holdings or purchases of
                                all funds in the Delaware
                                Investments family
                                (except money market
                                funds with no sales
                                charge) as well as the
                                holdings and purchases of
                                your spouse and children
                                under 21 to qualify for
                                reduced front-end sales
                                charges.

Reinvestment of Redeemed        Up to 12 months after you   For Class A,     For Class B, your          Not available.
Shares                          redeem shares, you can      you will not     account will be
                                reinvest the proceeds       have to pay an   credited with the
                                without paying a sales      additional       contingent deferred
                                charge, as noted to the     front-end sales  sales charge you
                                right.                      charge.          previously paid on
                                                                             the amount you are
                                                                             reinvesting. Your
                                                                             schedule for
                                                                             contingent deferred
                                                                             sales charges and
                                                                             conversion to Class
                                                                             A will not start
                                                                             over again, it will
                                                                             pick up from the
                                                                             point at which you
                                                                             redeemed your shares.

SIMPLE IRA, SEP/IRA, SAR/SEP,   These investment plans            X          There is no reduction in sales charges for Class B
Profit Sharing, Pension,        may qualify for reduced                      or Class C shares for group purchases by
401(k), SIMPLE 401(k),          sales charges by                             retirement plans.
403(b)(7), and 457 Retirement   combining the purchases
Plans                           of all members of the
                                group. Members of these
                                groups may also qualify
                                to purchase shares
                                without a front-end sales
                                charge and may qualify
                                for a waiver of any
                                contingent deferred sales
                                charges on Class A
                                shares.

BUYING CLASS A SHARES AT NET ASSET VALUE
Class A shares of a Fund may be purchased at net asset value under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

o Shares purchased under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

o Purchases by (i) current and former officers, Trustees/Directors and employees of any fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created; (ii) legal counsel to the funds; and (iii) registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments family may exchange into Class A shares of another Fund at net asset value.

o Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family.

o Purchases by certain officers, trustees and key employees of institutional clients of the Manager or any of the Manager's affiliates.

o Purchases for the benefit of the clients of brokers, dealers and registered investment advisors if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

o Purchases by financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund.

o Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

o Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

o Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES


                                                                                               SHARE CLASS
                                                                                   --------------------------------------
                                  CATEGORY                                            A*                          C
--------------------------------------------------------------------------------   --------  -------------  -------------
Redemptions in accordance with a Systematic Withdrawal Plan, provided the annual                   X              X
amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

Redemptions that result from the Fund's right to liquidate a shareholder's                         X              X
account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size.

Distributions to participants or beneficiaries from a retirement plan qualified              Not available  Not available
under section 401(a) of the Internal Revenue Code of 1986, as amended (the
"Code").

Redemptions pursuant to the direction of a participant or beneficiary of a            X      Not available  Not available
retirement plan qualified under section 401(a) of the Code with respect to that retirement plan.

Periodic distributions from an individual retirement account (i.e., IRA, ROTH                                     X
IRA, EDUCATION OR COVERDELL IRA, SIMPLE IRA, SAR/SEP or SEP/IRA) or a qualified plan** (403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan,
Money Purchase Plan or 401(k) Defined Contribution Plan) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code ("IRC") or a
hardship or unforeseen emergency provision in the qualified plan as described in
Tres. Reg. SECTION 1.401(k)-1(d)(2) and Section 457(d)(3) of the IRC.

Returns of Excess Contributions due to any regulatory limit from an individual        X            X              X
retirement account (i.e., IRA, ROTH IRA, EDUCATION OR COVERDELL IRA, SIMPLE IRA,
SAR/SEP or SEP/IRA) or a qualified plan (403(b)(7) plan, 457 Deferred
Compensation Plan, Profit Sharing Plan, Money Purchase Plan or 401(k) Defined
Contribution Plan).

Distributions by other employee benefit plans to pay benefits.                               Not available  Not available

Systematic withdrawals from a retirement account or qualified plan that are not                    X              X
subject to a penalty pursuant to Section 72(t)(2)(A) of the IRC or a hardship or unforeseen emergency provision in the qualified plan** as described in Tres.
Reg. SECTION 1.401(k)-1(d)(2) and Section 457(d)(3) of the IRC. The systematic withdrawal may be pursuant to Delaware Investments funds' Systematic Withdrawal
Plan or a systematic withdrawal permitted by the IRC.

Distributions from an account of a redemption resulting from the death or                          X              X
disability (as defined in Section 72(t)(2)(A) of the IRC) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.


                                                                                   --------------------------------------
                                                                                               SHARE CLASS
                                                                                   --------------------------------------
                                  CATEGORY                                            A*                          C
--------------------------------------------------------------------------------   --------  -------------  -------------
Redemptions by certain legacy retirement assets that meet the requirements set               Not available        X
forth in the SAI.

Redemptions by the classes of shareholders who are permitted to purchase shares       X      Not available  Not available
at net asset value, regardless of the size of the purchase. See "Buying Class A shares at Net Asset Value" above.

 * The waiver for Class A Shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.
** Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable contingent deferred sales charge or Limited CDSC, unless the redemption is due to the termination of the plan.

     Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format on the Delaware Investments family's Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum purchase is $250, and you can make additional investments of only $25 if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price any fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares - not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

The Fund has reserved the right to pay for redemptions with portfolio securities under certain circumstances. See the SAI for more information on redemptions in-kind.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Account) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

If you have an account in the same Delaware Investments Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800-523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS
Account Access is a password-protected area of the Delaware Investments internet Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure internet environment, at any time from anywhere.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000 except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited contingent deferred sales charges for Class A Shares and the contingent deferred sales charges for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will also distribute net capital gains, if any, annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. A mutual Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS
MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Fund's investment advisor, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             YEAR ENDED
                                                                                                                  10/31
DELAWARE BALANCED FUND                                         2005         2004         2003      2002(1)         2001
------------------------------------------------------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   15.630   $   15.060   $   13.390   $   15.100   $   18.620

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(2)                               0.342        0.190        0.182        0.234        0.349

Net realized and unrealized gain (loss) on investments        0.580        0.592        1.749       (1.609)      (3.451)
                                                         ----------   ----------   ----------   ----------   ----------

Total from investment operations                              0.922        0.782        1.931       (1.375)      (3.102)
                                                         ----------   ----------   ----------   ----------   ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                        (0.262)      (0.212)      (0.261)      (0.335)      (0.418)
                                                         ----------   ----------   ----------   ----------   ----------

Total dividends and distributions                            (0.262)      (0.212)      (0.261)      (0.335)      (0.418)
                                                         ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                           $   16.290   $   15.630   $   15.060   $   13.390   $   15.100
                                                         ==========   ==========   ==========   ==========   ==========

TOTAL RETURN(3)                                                5.91%        5.28%       14.53%       (9.38)%     (16.88)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                  $  214,273   $  232,351   $  257,950   $  253,089   $  319,842

Ratio of expenses to average net assets                        1.20%        1.27%        1.35%        1.37%        1.30%

Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly               1.24%        1.31%        1.38%        1.37%        1.30%

Ratio of net investment income to average net assets           2.12%        1.23%        1.30%        1.54%        2.07%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                               2.08%        1.19%        1.27%        1.54%        2.07%

Portfolio turnover                                              203%         244%         249%         368%         288%

                                                                                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             YEAR ENDED
                                                                                                                  10/31
DELAWARE BALANCED FUND                                         2005         2004         2003      2002(1)         2001
------------------------------------------------------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   15.630   $   15.060   $   13.410   $   15.110   $   18.600

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(2)                               0.214        0.067        0.073        0.121        0.223

Net realized and unrealized gain (loss) on investments        0.582        0.594        1.743       (1.611)      (3.435)
                                                         ----------   ----------   ----------   ----------   ----------

Total from investment operations                              0.796        0.661        1.816       (1.490)      (3.212)
                                                         ----------   ----------   ----------   ----------   ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                        (0.126)      (0.091)      (0.166)      (0.210)      (0.278)
                                                         ----------   ----------   ----------   ----------   ----------

Total dividends and distributions                            (0.126)      (0.091)      (0.166)      (0.210)      (0.278)
                                                         ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                           $   16.300   $   15.630   $   15.060   $   13.410   $   15.110
                                                         ==========   ==========   ==========   ==========   ==========

TOTAL RETURN(3)                                                5.10%        4.40%       13.66%      (10.06)%     (17.47)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                  $   20,658   $   26,254   $   30,353   $   32,035   $   44,491

Ratio of expenses to average net assets                        1.98%        2.07%        2.13%        2.12%        2.05%

Ratio of expenses to average net assets prior to               1.98%        2.07%        2.13%        2.12%        2.05%
 expense limitation and expenses paid indirectly

Ratio of net investment income to average net assets           1.33%        0.43%        0.52%        0.81%        1.32%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                               1.33%        2.07%        2.13%        2.12%        2.05%

Portfolio turnover                                              203%         244%         249%         368%         288%

                                                                                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             YEAR ENDED
                                                                                                                  10/31
DELAWARE BALANCED FUND                                          2005        2004         2003      2002(1)         2001
------------------------------------------------------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   15.620   $   15.040   $   13.400   $   15.090   $   18.580

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(2)                               0.215        0.067        0.073        0.121        0.222

Net realized and unrealized gain (loss) on investments        0.571        0.604        1.733       (1.601)      (3.434)
                                                         ----------   ----------   ----------   ----------   ----------

Total from investment operations                              0.786        0.671        1.806       (1.480)      (3.212)
                                                         ----------   ----------   ----------   ----------   ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                        (0.126)      (0.091)      (0.166)      (0.210)      (0.278)
                                                         ----------   ----------   ----------   ----------   ----------

Total dividends and distributions                            (0.126)      (0.091)      (0.166)      (0.210)      (0.278)
                                                         ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                           $   16.280   $   15.620   $   15.040   $   13.400   $   15.090
                                                         ==========   ==========   ==========   ==========   ==========

TOTAL RETURN(3)                                                5.03%        4.47%       13.60%      (10.01)%     (17.48)%
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                  $    5,638   $    7,518   $    7,710   $    6,937   $    8,418

Ratio of expenses to average net assets                        1.98%        2.07%        2.13%        2.12%        2.05%

Ratio of expenses to average net assets prior to               1.98%        2.07%        2.13%        2.12%        2.05%
 expense limitation and expenses paid indirectly

Ratio of net investment income to average net assets           1.33%        0.43%        0.52%        0.81%        1.32%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                               1.33%        0.43%        0.52%        0.81%        1.32%

Portfolio turnover                                              203%         244%         249%         368%         288%

                                                                                      CLASS R
                                                         ------------------------------------
                                                                                       PERIOD
                                                                      YEAR ENDED    6/2/03(4)
                                                                           10/31      through
DELAWARE BALANCED FUND                                         2005         2004     10/31/03
------------------------------------------------------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   15.600   $   15.030   $   14.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(2)                               0.283        0.131        0.050

Net realized and unrealized gain (loss) on investments        0.577        0.598        0.564
                                                         ----------   ----------   ----------

Total from investment operations                              0.860        0.729        0.614
                                                         ----------   ----------   ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                        (0.190)      (0.159)      (0.084)
                                                         ----------   ----------   ----------

Total dividends and distributions                            (0.190)      (0.159)      (0.084)
                                                         ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                           $   16.270   $   15.600   $   15.030
                                                         ==========   ==========   ==========

TOTAL RETURN(3)                                                5.52%        4.87%        4.25%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                  $        5   $        3   $        -

Ratio of expenses to average net assets                        1.56%        1.66%        1.74%

Ratio of expenses to average net assets prior to               1.58%        1.66%        1.74%
 expense limitation and expenses paid indirectly

Ratio of net investment income to average net assets           1.75%        0.83%        0.70%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                               1.73%        0.83%        0.70%

Portfolio turnover                                              203%         244%         249%

(1) As required, effective November 1, 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014 and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Date of commencement of operations; ratios and portfolio turnover has been annualized but total return has not been annualized.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER RATE
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the performance of about 6,500 U.S. corporate and government bonds.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of the McGraw-Hill Companies, Inc. (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 INDEX
The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SALES CHARGE
A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

SHARE CLASSES
Different classifications of shares. Mutual Fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

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

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

DELAWARE INVESTMENTS(R)
-----------------------------------
A MEMBER OF LINCOLN FINANCIAL GROUP

CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:

o    For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE SELECT GROWTH FUND SYMBOLS

                              CUSIP         Nasdaq
                            ---------       ------
Class A                     246093108       DELFX
Class B                     246093504       DELBX
Class C                     246093702       DEDCX
Class R                     246093884       DELRX

Investment Company Act file number: 811-249

VALUE-EQUITY


PROSPECTUS   FEBRUARY 28, 2006
--------------------------------------------------------------------------------
             DELAWARE BALANCED FUND
             INSTITUTIONAL CLASS

















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                             DELAWARE
                                             INVESTMENTS(R)
                                             -----------------------------------
                                             A MEMBER OF LINCOLN FINANCIAL GROUP

TABLE OF CONTENTS

FUND PROFILE                                      PAGE 2
Delaware Balanced Fund                                 2

HOW WE MANAGE THE FUND                            PAGE 5
Our investment strategies                              5
The securities we typically invest in                  6
The risks of investing in the Fund                     9
Disclosure of portfolio holdings information          10

WHO MANAGES THE FUND                             PAGE 11
Investment manager                                    11
Portfolio managers                                    11
Who's who?                                            13

ABOUT YOUR ACCOUNT                               PAGE 14
Investing in the Fund                                 14
How to buy shares                                     15
Fair valuation                                        16
How to redeem shares                                  16
Account minimum                                       17
Exchanges                                             17
Frequent trading of Fund shares                       17
Dividends, distributions and taxes                    19
Certain management considerations                     20

FINANCIAL HIGHLIGHTS                             PAGE 21

GLOSSARY                                         PAGE 23

ADDITIONAL INFORMATION                           PAGE 26

PROFILE: DELAWARE BALANCED FUND

WHAT IS THE FUND'S GOAL?
Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will generally invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities, including high-yield fixed-income securities. We invest in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o    Investors with long-term financial goals.
o    Investors seeking stocks and bonds combined in a single investment.
o    Investors seeking modest quarterly income.
o    Investors seeking a measure of capital preservation.

WHO SHOULD NOT INVEST IN THE FUND
o    Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE BALANCED FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Institutional Class have varied over the past ten calendar years, as well as the average annual returns for the one-year, five-year and ten-year periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

      1996        1997        1998        1999        2000        2001        2002        2003        2004        2005
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     14.14%      24.77%      17.58%      -7.74%      -2.55%      -7.41%     -15.59%      18.75%       5.79%       3.79%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 15.10% for the quarter ended December 31, 1998 and its lowest quarterly return was -16.45% for the quarter ended September 30, 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                             1 YEAR         5 YEARS         10 YEARS
                                                          ------------    ------------    ------------
Return before taxes                                               3.97%           0.41%           4.39%

Return after taxes on distributions                               3.05%          (0.26)%          2.53%

Return after taxes on distributions and sale
 of Fund shares                                                   2.58%          (0.03)%          2.82%

S&P 500 Index (reflects no deduction for fees,
 expenses or taxes)                                               4.91%           0.54%           9.07%

Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses or taxes)              2.43%           5.87%           6.16%

The Fund's returns above are compared to the performance of the S&P 500 Index and Lehman Brothers Aggregate Bond Index. You should remember that, unlike the Fund, the indexes are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to Delaware Balanced Fund since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?
YOU DO NOT PAY SALES CHARGES directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                      none

Maximum contingent deferred sales charge (load)
 as a percentage of original purchase price or
 redemption price, whichever is lower                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                             none

Redemption fees                                                   none

Exchange fees                                                     none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                                   0.65%

Distribution and service (12b-1) fees                             none

Other expenses                                                    0.33%

Total operating expenses                                          0.98%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(1) The example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $     100

3 years                                                      $     312

5 years                                                      $     542

10 years                                                     $   1,201

(1) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. The example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We seek capital appreciation by generally investing at least 25% of the Fund's net assets in equity securities of primarily large-capitalization companies that we believe have long-term capital appreciation potential. We will typically follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

o security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;

o    favorable earnings growth prospects;

o    expected above-average return on equity and dividend yield;

o    the financial condition of the issuer; and

o    various qualitative factors.

While our investment philosophy will typically be value-oriented, we also may invest in issues with growth characteristics during market cycles when growth stocks appear attractive.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities, corporate bonds and high-yield securities. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

            SECURITIES                                HOW WE USE THEM
--------------------------------------  ----------------------------------------
COMMON STOCKS: Securities that          Under normal circumstances, we
represent shares of ownership in a      generally invest at least 25% of the
corporation. Stockholders participate   Fund's net assets in common stocks.
in the corporation's profits and
losses, proportionate to the number of
shares they own.

CONVERTIBLE SECURITIES: Usually         The Fund may invest in convertible
preferred stocks or corporate bonds     securities; however, we will not
that can be exchanged for a set number  invest more than 10% of net assets in
of shares of common stock at a          convertible securities that are rated
predetermined price. These securities   below investment grade by a nationally
offer higher appreciation potential     recognized statistical ratings
than nonconvertible bonds and greater   organization (NRSRO) or in securities
income potential than nonconvertible    that are unrated but deemed equivalent
preferred stocks.                       to non-investment grade.

MORTGAGE-BACKED SECURITIES:             There is no limit on
Fixed-income securities that represent  government-related mortgage-backed
pools of mortgages, with investors      securities or on fully collateralized
receiving principal and interest        privately issued mortgage-backed
payments as the underlying mortgage     securities.
loans are paid back. Many are issued
and guaranteed against default by the   We may invest up to 20% of net assets
U.S. government or its agencies or      in mortgage-backed securities issued
instrumentalities, such as the Federal  by private companies whether or not
Home Loan Mortgage Corporation,         the securities are 100%
Federal National Mortgage Association   collateralized. However, these
and the Government National Mortgage    securities must be rated at the time
Association. Others are issued by       of purchase in one of the four highest
private financial institutions, with    categories by an NRSRO. The privately
some fully collateralized by            issued securities we invest in are
certificates issued or guaranteed by    either CMOs or REMICs (see below).
the U.S. government or its agencies or
instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS     See mortgage-backed securities above.
(CMOs) AND REAL ESTATE MORTGAGE
INVESTMENT CONDUITS (REMICs):
Privately issued mortgage-backed bonds
whose underlying value is the
mortgages that are grouped into
different pools according to their
maturity.

ASSET-BACKED SECURITIES: Bonds or       The Fund invests only in asset-backed
notes backed by accounts receivable     securities rated in one of the four
including home equity, automobile or    highest categories by an NRSRO.
credit loans.

CORPORATE BONDS: Debt obligations       We focus on bonds rated in one of the
issued by a corporation.                four highest categories by an NRSRO
                                        (or if unrated, deemed equivalent),
                                        with maturities between one and 30
                                        years.

            SECURITIES                                HOW WE USE THEM
--------------------------------------  ----------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt        The Fund may invest up to 20% of net
obligations issued by a corporation     fixed-income assets in high-yield
and rated lower than investment grade   corporate bonds. Emphasis is typically
by an NRSRO such as S&P or Moody's.     on those rated BB or Ba by an NRSRO.
High-yield bonds, also known as "junk
bonds," are issued by corporations      We carefully evaluate an individual
that have lower credit quality and may  company's financial situation, its have difficulty repaying principal and  management, the prospects for its
interest.                               industry and the technical factors
                                        related to its bond offering. Our goal
                                        is to identify those companies that we
                                        believe will be able to repay their
                                        debt obligations in spite of poor
                                        ratings. The Fund may invest in
                                        unrated bonds if we believe their
                                        credit quality is comparable to the
                                        rated bonds we are permitted to invest
                                        in. Unrated bonds may be more
                                        speculative in nature than rated
                                        bonds.

REPURCHASE AGREEMENTS: An agreement     Typically, we use repurchase
between a buyer of securities, such as  agreements as a short-term investment
the Fund, and a seller of securities,   for the Fund's cash position. In order
in which the seller agrees to buy the   to enter into these repurchase
securities back within a specified      agreements, the Fund must have
time at the same price the buyer paid   collateral of 102% of the repurchase
for them, plus an amount equal to an    price. The Fund may not have more than
agreed upon interest rate. Repurchase   10% of its net assets in repurchase
agreements are often viewed as          agreements with maturities of over
equivalent to cash.                     seven days. The Fund will only enter
                                        into repurchase agreements in which
                                        the collateral is comprised of U.S.
                                        government securities.

AMERICAN DEPOSITARY RECEIPTS (ADRs):    We may invest without limitation in
ADRs are issued by a U.S. bank and      ADRs.
represent the bank's holdings of a
stated number of shares of a foreign
corporation. An ADR entitles the
holder to all dividends and capital
gains earned by the underlying foreign
shares. ADRs are typically bought and
sold on U.S. securities exchanges in
the same way as other U.S. securities.


OPTIONS AND FUTURES: Options represent  At times when we anticipate adverse a right to buy or sell a security or a  conditions, we may want to protect
group of securities at an agreed upon   gains on securities without actually
price at a future date. The purchaser   selling them. We might buy or sell
of an option may or may not choose to   options or futures to neutralize the
go through with the transaction. The    effect of any price declines, without
seller of an option, however, must go   buying or selling a security, or as a
through with the transaction if its     hedge against changes in interest
purchaser exercises the option.         rates. We might also use options or
                                        futures to gain exposure to a
Futures contracts are agreements for    particular market segment without
the purchase or sale of a security or   purchasing individual securities in
a group of securities at a specified    that segment or to earn additional
price, on a specified date. Unlike      income for the Fund.
purchasing an option, a futures
contract must be executed unless it is  Use of these strategies can increase
sold before the settlement date.        the operating costs of the Fund and
                                        can lead to loss of principal.

Options and futures are generally
considered to be derivative
securities.

RESTRICTED SECURITIES: Privately        We may invest in privately placed
placed securities whose resale is       securities including those that are
restricted under U.S. securities laws.  eligible for resale only among certain institutional buyers without
                                        registration, commonly known as "Rule
                                        144A Securities." Restricted
                                        securities that are determined to be
                                        illiquid may not exceed the Fund's 10%
                                        limit on illiquid securities, which is
                                        described below.

            SECURITIES                                HOW WE USE THEM
--------------------------------------  ----------------------------------------
INTEREST RATE SWAP, INDEX SWAP AND      We may use interest rate swaps to
CREDIT DEFAULT SWAP AGREEMENTS: In an   adjust the Fund's sensitivity to
interest rate swap, a fund receives     interest rates or to hedge against
payments from another party based on a changes in interest rates. Index swaps variable or floating interest rate, in may be used to gain exposure to
return for making payments based on a   markets that the Fund invests in, such
fixed interest rate. An interest rate   as the corporate bond market. We may
swap can also work in reverse with a    also use index swaps as a substitute
fund receiving payments based on a      for futures or options contracts if
fixed interest rate and making          such contracts are not directly
payments based on a variable or         available to the Fund on favorable
floating interest rate. In an index     terms. We may enter into credit
swap, a fund receives gains or incurs   default swaps in order to hedge
losses based on the total return of a   against a credit event, to enhance
specified index, in exchange for        total return or to gain exposure to
making interest payments to another     certain securities or markets.
party. An index swap can also work in
reverse with a fund receiving interest
payments from another party in
exchange for movements in the total
return of a specified index. In a
credit default swap, a fund may
transfer the financial risk of a
credit event occurring (a bond
default, bankruptcy, restructuring,
etc.) on a particular security or
basket of securities to another party
by paying that party a periodic
premium; likewise, a fund may assume
the financial risk of a credit event
occurring on a particular security or
basket of securities in exchange for
receiving premium payments from
another party. Interest rate swaps,
index swaps and credit default swaps
may be considered to be illiquid.

ILLIQUID SECURITIES: Securities that    We may invest up to 10% of the Fund's
do not have a ready market, and cannot  net assets in illiquid securities.
be easily sold within seven days at
approximately the price at which a
fund has valued them.

The Fund may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information (SAI) for additional information on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. These transactions may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds such instruments, the Fund may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

                 RISKS                        HOW WE STRIVE TO MANAGE THEM
--------------------------------------  ----------------------------------------
MARKET RISK is the risk that all or a   We maintain a long-term investment
majority of the securities in a         approach and focus on securities that
certain market-like the stock or bond   we believe can appreciate over an
market-will decline in value because    extended time frame regardless of
of factors such as economic             interim market fluctuations. We do not
conditions, future expectations or      try to predict overall market
investor confidence.                    movements. Although we may hold
                                        securities for any amount of time, we
Index swaps are subject to the same     generally do not trade for short-term
market risks as the investment market   purposes.
or sector that the index represents.
Depending on the actual movements of    We diversify the Fund's assets among
the index and how well the portfolio    two major categories of investments -
manager forecasts those movements, a    stocks and bonds - which tend to
fund could experience a higher or       increase and decline in value in
lower return than anticipated.          different economic or investment
                                        conditions.

                                        In evaluating the use of an index
                                        swap, we carefully consider how market
                                        changes could affect the swap and how
                                        that compares to us investing directly
                                        in the market the swap is intended to
                                        represent.

INDUSTRY AND SECURITY RISK: Industry    We limit the amount of the Fund's
risk is the risk that the value of      assets invested in any one industry
securities in a particular industry     and in any individual security. We
will decline because of changing        also follow a rigorous selection
expectations for the performance of     process before choosing securities and
that industry.                          continually monitor them while they
                                        remain in the portfolio.
Securities risk is the risk that the
value of an individual stock or bond
will decline because of changing
expectations for the performance of
the individual company issuing the
stock or bond.

INTEREST RATE RISK is the risk that     We do not try to increase return by
securities, particularly bonds with     predicting and aggressively
longer maturities, will decrease in     capitalizing on interest rate moves.
value if interest rates rise.           Instead, we aim to keep the interest
                                        rate risk similar to the Lehman
Swaps may be particularly sensitive to Brothers Aggregate Bond Index. interest rate changes. Depending on the actual movements of interest rates  We will not invest in swaps with
and how well the portfolio manager      maturities of more than two years.
anticipates them, a fund could          Each business day we will calculate
experience a higher or lower return     the amount the Fund must pay for swaps
than anticipated.                       it holds and will segregate cash or
                                        other liquid securities to cover that
                                        amount.

CREDIT RISK is the risk that there is   Our careful, credit-oriented bond
the possibility that a bond's issuer    selection and our commitment to hold a
will be unable to make timely payments  diversified selection of high-yield
of interest and principal.              bonds are designed to manage this
                                        risk. We will limit the Fund's
Investing in so-called "junk" or        investments in high-yield bonds to 20%
"high-yield" bonds entails the risk of  of the Fund's net assets allocated to
principal loss, which may be greater    fixed-income securities (typically no
than the risk involved in investment    more than 8% of the Fund's aggregate
grade bonds. High-yield bonds are       net assets).
sometimes issued by companies whose
earnings at the time of issuance are
less than the projected debt service
on the junk bonds.

                 RISKS                        HOW WE STRIVE TO MANAGE THEM
--------------------------------------  ----------------------------------------
FOREIGN RISK is the risk that foreign   We typically invest only a small
securities may be adversely affected    portion of the Fund's portfolio in
by political instability, changes in    foreign securities. When we do
currency exchange rates, foreign        purchase foreign securities, they are
economic conditions or inadequate       often denominated in U.S. dollars. We
regulatory and accounting standards.    also tend to avoid markets where we
                                        believe accounting principles or the
                                        regulatory structure are
                                        underdeveloped.

LIQUIDITY RISK is the possibility that  We limit exposure to illiquid
securities cannot be readily sold       securities to no more than 10% of the
within seven days at approximately the  Fund's net assets.
price that a fund has valued them.
                                        Swap agreements will be treated as
                                        illiquid securities, but swap dealers
                                        may be willing to repurchase interest
                                        rate swaps.

FUTURES AND OPTIONS RISK is the         We will buy and sell options and
possibility that a fund may experience  futures for defensive purposes, such
a significant loss if it employs an     as to protect gains in the portfolio
options or futures strategy related to  without actually selling a security,
a security or a market index and that   to neutralize the impact of interest
security or index moves in the          rate changes or to earn additional
opposite direction from what the        income. We will not use futures and
portfolio manager anticipated. Futures  options for speculative reasons or in
and options also involve additional     an effort to enhance return.
expenses, which could reduce any
benefit or increase any loss to a fund
from using the strategy.

DERIVATIVES RISK is the possibility     We will use derivatives for defensive
that a fund may experience a            purposes, such as to protect gains or
significant loss if it employs a        hedge against potential losses in the
derivatives strategy (including a       portfolio without actually selling a
strategy involving swaps such as        security, to neutralize the impact of
interest rate swaps, index swaps and    interest rate changes, to affect
credit default swaps) related to a      diversification or to earn additional
security or a securities index and      income. We will not use derivatives
that security or index moves in the     for reasons inconsistent with our
opposite direction from what the        investment objectives.
portfolio manager had anticipated.
Another risk of derivative
transactions is the creditworthiness
of the counterparty because the
transaction depends on the willingness
and ability of the counterparty to
fulfill its contractual obligations.
Derivatives also involve additional
expenses, which could reduce any
benefit or increase any loss to a fund
from using the strategy.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid an aggregate fee of 0.65% of the Fund's average daily net assets for the last fiscal year.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005.

PORTFOLIO MANAGERS
D. TYSEN NUTT, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Messrs. Nutt, Irving, Lombardi and Vogel assumed responsibility for the Fund in February 2005.

Paul Grillo, Stephen R. Cianci and Timothy L. Rabe have primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund. Messrs. Grillo and Cianci have been co-managing the fixed-income portion of the Fund since April 2000. Mr. Rabe assumed responsibility for the Fund in February 2005.

D. TYSEN NUTT, Jr., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the CFA Institute.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989 to 1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993 to 1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. Mr. Lombardi is a CFA charterholder.

ROBERT A. VOGEL, Jr., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a CFA charterholder.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

THE SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                   BOARD OF
                                   TRUSTEES
INVESTMENT MANAGER                                            CUSTODIAN
Delaware Management Company        THE FUND                   JPMorgan Chase Bank
2005 Market Street                                            4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                   Brooklyn, NY 11245

                      DISTRIBUTOR                    SERVICE AGENT
PORTFOLIO MANAGER     Delaware Distributors, L.P.    Delaware Service Company, Inc.
(see page 11 for      2005 Market Street             2005 Market Street
details)              Philadelphia, PA 19103-7094    Philadelphia, PA 19103-7094

                  FINANCIAL INTERMEDIARY WHOLESALER
                  Lincoln Financial Distributors, Inc.
                  2001 Market Street
                  Philadelphia, PA 19103-7055

                                    SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware Balanced Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF AN TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

The Fund has reserved the right to pay for redemptions with portfolio securities under certain circumstances. See the SAI for more information on redemptions in-kind.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, your Fund may redeem your account after 60 days' written notice to you.

If you have an account in the same Delaware Investments Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800-523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments family.

FREQUENT TRADING OF FUND SHARES (MARKET TIMING)
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDEND AND DISTRIBUTIONS AND TAXES
Dividend and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will also distribute net capital gains, if any, annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. A mutual Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS
MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Fund's investment advisor, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 510-4015.

                                                                                                    INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             YEAR ENDED
                                                                                                                  10/31
DELAWARE BALANCED FUND                                         2005         2004         2003      2002(1)         2001
------------------------------------------------------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   15.640   $   15.070   $   13.400   $   15.120   $   18.640

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                      0.377        0.223        0.213        0.272        0.391

Net realized and unrealized gain (loss) on
 investments and foreign currencies                           0.576        0.601        1.748       (1.612)      (3.451)
                                                         ----------   ----------   ----------   ----------   ----------

Total from investment operations                              0.953        0.824        1.961       (1.340)      (3.060)
                                                         ----------   ----------   ----------   ----------   ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                        (0.283)      (0.254)      (0.291)      (0.380)      (0.460)
                                                         ----------   ----------   ----------   ----------   ----------

Total dividends and distributions                            (0.283)      (0.254)      (0.291)      (0.380)      (0.460)
                                                         ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                           $   16.310   $   15.640   $   15.070   $   13.400   $   15.120
                                                         ==========   ==========   ==========   ==========   ==========

TOTAL RETURN(3)                                                6.11%        5.49%       14.83%       (9.16)%     (16.65)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                  $    3,507   $    3,664   $    7,125   $   12,849   $   20,820

Ratio of expenses to average net assets                        0.98%        1.06%        1.13%        1.12%        1.05%

Ratio of net investment income to average net assets           2.33%        1.43%        1.52%        1.81%        2.32%

Portfolio turnover                                              203%         244%         249%         368%         288%

(1) As required, effective November 1, 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014, and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER RATE
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

GLOSSARY

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the performance of about 6,500 U.S. corporate and government bonds.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 INDEX
The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

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

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

DELAWARE INVESTMENT(R)
---------------------------------------
A MEMBER OF LINCOLN FINANCIAL GROUP

CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE BALANCED FUND SYMBOLS

                                            CUSIP        NASDAQ
                                          ---------      ------
Institutional Class                       246093207      DEICX

Investment Company Act file number: 811-249